Exhibit 99.1

Corporate Overview October 2019

Safe Harbor Statement To the extent that statements contained in this presentation are not descriptions of historical facts regarding Marinus, they are forward-looking statements reflecting the current beliefs and expectations of management made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “may”, “will”, “expect”, “anticipate”, “estimate”, “intend”, “believe”, and similar expressions (as well as other words or expressions referencing future events, conditions or circumstances) are intended to identify forward-looking statements. Examples of forward-looking statements contained in this press release include, among others, statements regarding our interpretation of preclinical studies, development plans for our product candidate, including the development of dose forms, the clinical trial testing schedule and milestones, the ability to complete enrollment in our clinical trials, interpretation of scientific basis for ganaxolone use, timing for availability and release of data, the safety, potential efficacy and therapeutic potential of our product candidate and our expectation regarding the sufficiency of our working capital. Forward-looking statements in this release involve substantial risks and uncertainties that could cause our clinical development programs, future results, performance or achievements to differ significantly from those expressed or implied by the forward-looking statements. Such risks and uncertainties include, among others, the uncertainties inherent in the conduct of future clinical trials, the timing of the clinical trials, enrollment in clinical trials, availability of data from ongoing clinical trials, expectations for regulatory approvals, the attainment of clinical trial results that will be supportive of regulatory approvals, and other matters, including the development of formulations of ganaxolone, and the availability or potential availability of alternative products or treatments for conditions targeted by the company that could affect the availability or commercial potential of our drug candidates. Marinus undertakes no obligation to update or revise any forward-looking statements. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to the business of the Company in general, see Marinus' 10-Q dated August 8, 2019 and other filings by the company with the U.S. Securities and Exchange Commission. You may access these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. 2

Strategic Overview Ganaxolone: a positive allosteric GABAA modulator with a well-defined MOA designed to treat patients suffering from epilepsy and neuropsychiatric disorders 3 Acute Delivery Chronic Administration ganaxolone Extensive safety record in more than 1,600 subjects both pediatric and adult, at therapeutically relevant dose levels for up to two years Multiple dose formulations IV and oral – to meet the needs of adult and pediatric patients in acute and chronic care settings Clinical development includes late stage orphan diseases and large market opportunities with few or no treatment options

Ganaxolone (GNX) Targets Synaptic & Extrasynaptic GABAA Receptors GNX is a synthetic analog of allopregnanolone GNX is designed to modulate both synaptic and extrasynaptic GABAA receptors to calm over-excited neurons 4

GANAXOLONE PHASE 1 PHASE 2 PHASE 3 MILESTONES Orphan Refractory Seizure Programs Data Q3 2020 Data 2021 Depressive Disorders* Ganaxolone Development Pipeline Severe PPD TRD Refractory Status Epilepticus 5 PCDH19-Related Epilepsy CDKL5 Deficiency Disorder *Pending regulatory interactions and funding

Orphan Refractory Epilepsy Indications

# Refractory Status Epilepticus (RSE)

| | | |
|---|---|---|
| | Cause | Brain trauma, tumor, stroke, infection, among others |
| | Symptoms | Seizure lasting >5 minutes or several seizures within 5 minutes with no recovery between seizures |
| | Prevalence | ~45,000 patients fail 1st line treatment (US)[1, 2]<br>Orphan Drug Designation |
| | Treatments | Few treatments available<br>Benzodiazepines (1st line)<br>Phenytoin/Fosphenytoin, valproic acid, levetiracetam, lacosamide (2nd line) |
| | Mechanistic Rationale | Synaptic receptors internalized and unavailable with prolonged seizures - need to modulate extrasynaptic receptors |

[1] Bleck et al. Epilepsia, 54(Suppl. 6):89-92, 2013 doi: 10.1111/epi.12288
[2] LexisNexis PxDx Medical Claims data 2015

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Goals of a new treatment for RSE Prevent patient progression towards escalation of treatment (IV anesthetics) Rapid cessation of SE Maintenance of seizure control over study period Goals of a New Therapy for the Treatment of RSE Benzodiazepine Administered Medically induced Coma Established Status Epilepticus (ESE) 1st line 8 2nd line IV AED’s 3rd line IV Anesthetics Super Refractory Status Epilepticus (SRSE) Refractory Status Epilepticus (RSE) IV GNX

# Status Epilepticus - U.S. Hospital Incidence

**~75K Hospital SE Patients (ICD-10)**


~25K Patients
34%
~38K Patients
50%
~12K Patients
16%
Tractable SE
Min. RSE
Potential RSE

Both SE & RSE fall within the orphan drug designation

**75K Total SE Patients Annually in U.S.**

- 23 unique ICD-10 codes with some reference to SE
- Refractory SE patient volumes range from 12.5K to 37.5K
  - *Minimum = patients coded as "intractable" in ICD-10 (understated)*
  - *Maximum = 30%-50% of patients cited as refractory in med literature*
- Primary market research & clinicians confirm refractory patients in range of medical literature

**Current SE treatment approach is clinically deficient**

- High level of mortality for super refractory SE patients ~ 40%
- High levels of morbidities with existing treatments
  - *Co-morbidities extend beyond SE to include infection, etc.*
- Average hospital length of stay for refractory = mean 17 days

**SE presents a very high cost burden to HC system**

- Average cost of therapy for case ranges from $50k-$75K
- DRG < average cost of treatment, many hospitals losing $$
- Primary cost of care drivers are ICU and treatment complications

MARINUS PHARMACEUTICALS

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Ganaxolone has demonstrated a broad range of anticonvulsant and psychotherapeutic responses Rationale for IV Ganaxolone for the Treatment of RSE Benzodiazepines are effective in treating acute seizures but not RSE Benzodiazepines are positive allosteric modulators of the synaptic (gamma subunit) GABAA receptor These receptors down-regulate with prolonged seizures and explains why SE patients become refractory to benzodiazepines These receptors also down-regulate with chronic benzodiazepine administration Ganaxolone is a positive allosteric modulator of the synaptic and extrasynaptic (delta subunit) GABAA receptors The extrasynaptic receptor does not down regulate with prolonged seizures and explains why SE patients remain responsive to ganaxolone The extrasynaptic receptor does not down regulate with chronic GNX administration therefore patients should be responsive to ganaxolone with chronic dosing 10

# Phase 2 RSE Trial Design

Evaluate safety, tolerability, efficacy, and pharmacokinetics of IV Ganaxolone in RSE patients

**RSE Patients**

Diagnosis of convulsive or non-convulsive SE

Failed at least one 2nd line IV AED but not progressed to 3rd line IV anesthetics

Screening → Treatment Period → Post-treatment Follow-up

| Treatment Period | | |
|---|---|---|
| Loading Dose | Maintenance | Taper |
| Bolus plus continuous infusion | 2-4 day infusion | 18 hour taper |

| Post-treatment Follow-up | |
|---|---|
| 24 hr | Weeks 2, 3, 4 |

| Cohort | Dose of GNX/day | N |
|---|---|---|
| Low | 500mg/day | 5 |
| Medium | 650mg/day | 4 |
| Target | 713mg/day | 8 |

**Endpoints**

- ***Primary:*** number of patients who do not require escalation of treatment with IV anesthetic within the first 24 hours after ganaxolone initiation
- ***Secondary:*** additional efficacy, safety and tolerability

MARINUS PHARMACEUTICALS

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Phase 2 RSE Trial – Efficacy of IV Ganaxolone 12 Cohort No escalation to IV anesthetics within 24 hours from infusion initiation (Primary Endpoint) Status-free at 24 hours from infusion initiation No escalation to additional IV AEDs or IV anesthetics for status relapse at any time through the follow up period* Target (713 mg/day; n=8) 100% (8 of 8) 88% (7 of 8) 100% (8 of 8) Medium (650 mg/day; n=4) 100% (4 of 4) 100% (4 of 4) 75% (3 of 4) Low (500 mg/day; n=5) 100% (5 of 5) 100% (5 of 5) 60% (3 of 5) *Follow up period equals end of taper to 24 hours post taper Two patients escalated to 3rd line therapy for seizure relapse @ Day3 One patient escalated to additional IV AED @ Day 1 for seizure relapse. One patient experienced status relapse @ Day 2 (during taper). One patient had status relapse @ Day 1, which resolved during the ganaxolone infusion without treatment escalation Median time to SE cessation = 5 minutes (n=15 evaluable) Clinical data presented at NCS 2019

Target Dose Provided Shorter ICU Time and Greater Improvements in CGI-I at Follow-up 13 CGI-I at Final Follow-up Visit (Target Dose) 3: Minimally Improved n=1 2: Much Improved n=1 1: Very Much Improved n=5 *1 patient in Target Dose died due to perforated bowel (not related)

PK Data Supports Target Dosing 14 Modeled PK curves Cohort Dose of GNX/day N Low 500mg/day 5 Medium 650mg/day 4 Target 713mg/day 8 Clinical data presented at NCS 2019 0 3 6 9 0 200 400 600 800 1,000 Time (hrs) G N X P l a s m a C o n c e n t r a t i o n ( n g / m L ) Low (model) Low Dose Patient Recurrence of abnormal EEG activity 0 3 6 9 0 200 400 600 800 1,000 Time (hrs) G N X P l a s m a C o n c e n t r a t i o n ( n g / m L ) Low 500mg/day Medium 650mg/day Target 713mg/day

2 related in 2 patients 2 severe sedation 13 related in 7 patients 6 mild (2 hypotension, 2 somnolence, 1 urinary retention, 1 hypercarbia) 5 moderate (4 somnolence, 1 hypercarbia) 2 severe (2 sedation) Phase 2 RSE Trial - IV Ganaxolone Safety Summary 15 10 SAEs in 6 patients (also included in AEs) 50 AEs in 16 patients 8 non-related in 4 patients 37 non-related in 12 patients 20 mild 8 moderate (2 pain, 2 pneumonia, 2 dysphagia, 1 delirium, 1 hypertension) 9 severe (respiratory depression, death due to withdrawal of support, sepsis, embolic stoke, perforated bowel, fall, loss of consciousness, multiple fractures, pneumothorax) 1 death due to withdrawal of life support 1 respiratory depression 1 bowel perforation (fatal) 1 sepsis (fatal) 1 fall 1 loss of consciousness 1 pneumothorax 1 multiple fractures Intubation 9 patients were not intubated upon enrollment. Of these, 6 remained intubation-free during the entire ganaxolone treatment period.

# CDKL5 Deficiency Disorder (CDD) – Rare, Serious Epileptic Condition

| | |
|---|---|
| Cause | Mutation of the cyclin-dependent kinase-like 5 (CDKL5) gene, located on the X chromosome |
| Symptoms | Early-onset, treatment refractory seizures, & severe neuro-developmental delay<br>Most can't walk, talk or care for themselves<br>Suffer from scoliosis, visual impairment, gastrointestinal difficulties & sleeping disorders |
| Prevalence | ~12,500 children US and EU5, predominantly affects females<br>Genetic testing available<br>Orphan Drug designation |
| Treatments | No approved treatments |
| Mechanistic Rationale | Potential $GABA_A$ dysfunction |

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Trial Details Baseline Characteristics Endpoints 2 sites in US; 1 site in Italy Median number seizures - 343 (range 101 to 584) Primary: % change in seizure frequency per 28 days relative to baseline 6 females, 1 male – ages 2-16 Confirmed CDKL5 mutation, stable background treatment, >4 seizures per 28-day period in baseline Median number seizure-free days - 4 (range 0 to 9) Secondary: % increase in seizure free days from baseline, safety and tolerability, CGI CDD - Phase 2 Trial Design 17 Baseline 12 weeks Treatment 26 weeks Ganaxolone 600 mg 3x/day maximum Open-Label Phase 52 weeks 600 mg 3x/day maximum

Very much improved no change Very much worse Efficacy & Safety in Phase 2 Trial in CDD Data presented at AES 2018 18 Patients experienced a median ‘minimally improved’ rating on CGI-I scale (Clinician rated) correlated with % change in seizure frequency GNX was generally safe and well-tolerated (no SAEs). No reports of somnolence or dizziness. 2 of the 7 patients discontinued prior to completing treatment due to lack of efficacy 44.4% Reduction in seizure frequency Correlation between change in seizure frequency and CGI-I scale 1: very much improved 2: much improved 3: minimally improved 4: no change 5: minimally worse 6: much worse 7: very much worse

Durable Responses Seen out to 18 Months in CDD Phase 2 Extension 4 of 7 patients entered the extension period Ganaxolone demonstrated preliminary evidence of sustained, long-term (out to 18 months) efficacy in a small cohort of CDD patients Efficacy of existing AEDs and the ketogenic diet in patients with the CDKL5 mutation is low and the durability of effect is short1 19 Clinical data presented at AES 2018 1Müller, A. et al., European Journal of Paediatric Neurology, Volume 20 (2016), 147-151. 54% Median change in seizure frequency at 6 months 66% Median change frequency improved to 66% in extension period (as of 12/31) Patients Entering OLE

Global Phase 3 Pivotal Study Design 20 Ganaxolone (600 mg, 3x day maximum) Baseline 6 weeks R 1:1 Historical Control 8 weeks Double-Blind Phase Open-Label Phase Maintenance 13 weeks Titration 4 weeks Titration 4 weeks Open-Label Phase n=100 Ganaxolone (600 mg, 3x day maximum) Placebo Trial Details Endpoints ~43 global sites; US, Europe & others Primary Endpoint: % change in seizure frequency Ages 2-21, 16 major motor drop seizures/month; up to 4 concomitant AEDs Non-seizure secondary outcome measures: Behavioral/neuropsychiatric changes correlated with domains of attention & sleep

# PCDH19-Related Epilepsy – Rare, Serious Epileptic Condition

| | |
|---|---|
| Cause | Inherited mutation of protocadherin 19 (PCDH19) gene. Located on X chromosome |
| Symptoms | Early-onset seizures, cognitive and sensory impairment, & psychiatric and behavioral disorders.<br>Seizures last from days to weeks; sensitive to fever |
| Prevalence | Affects ~10-12K children US and EU5<br>Predominantly females<br>Genetic testing becoming more readily available<br>Orphan Drug designation |
| Treatments | No approved treatments. No previous clinical trials. |
| Mechanistic Rationale | Associated with low levels of allopregnanolone[1] and potential $GABA_A$ dysfunction |

[1]Gecz, et.al, Human Molecular Genetics, 2015

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# Significant Seizure Reduction in PCDH19 Phase 2 Trial in Patients with Low Allo Levels

- 25% decrease in median seizure frequency reported in Phase 2 (n=11)
- Stratification of patients by baseline plasma Allo levels identifies a subpopulation with improved efficacy on GNX
- When comparing seizure frequency at 6 months to baseline:
  - The biomarker+ group (low Allo) significantly improved
  - The biomarker- group (high Allo) deterioration was not statistically significant

| Biomarker | N= | Median % change in seizure rates | P-value (Wilcoxon) |
|---|---|---|---|
| Biomarker + (Allo-S <2,500 pg $mL^{-1}$) | 7 | -50% | P=0.02 |
| Biomarker – (Allo-S >2,500 pg $mL^{-1}$) | 4 | 84% | P=0.63 |



20,000
15,000
10,000
5,000
0
= Responder
= Non-responder
biomarker-
biomarker+
[A llo - S], pg mL -1
-100
-50
0
500
1000
1500
% ▲ seizure frequency

Clinical data presented at AES 2018

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Biomarker Stratified Phase 3 Pivotal Study in PCDH19 23 R 1:1 PCDH19 (all-patients) n~ 70 Biomarker + n = 50 Low Allo-S Primary efficacy analyses will be conducted using this cohort Biomarker - n~ 20 High Allo-S R 1:1 Ganaxolone Up to 600 mg 3x/day Placebo Ganaxolone Up to 600 mg 3x/day Placebo Ganaxolone Up to 600 mg 3x/day Pre-baseline Screening Maintenance 13 weeks Baseline (~ 8 weeks) Titration 4 wks Open-Label Phase (52 weeks) * not drawn to scale Titration 4 wks Trial Details Endpoint ~35 global sites; US, Europe & others Primary Endpoint: % change in seizure frequency Ages 1-17, 8 or more seizures in 8 weeks; failed 2 or more AEDs Data expected 2021 Screening Visit

Broad Potential for Biomarker Driven Strategy in Rare Genetic Epilepsies Depending on results, additional biomarker trials for rare genetic epilepsies may be started Based on the strength of these data, retrospective Allo-S biomarker analyses are being conducted to identify other rare genetic epilepsies which may benefit from biomarker stratification PCDH19 Phase 2 data patient stratification resulted in identification of subpopulation of patients with improved GNX responses: low Allo-S patients 24

Allo-S as Potential Biomarker Across Various Genetic Epilepsies 25

Postpartum Depression

Total Annual U.S. PPD Prevalence* ~550K Patients (100%) PPD Market Segmentation and Value *PPD prevalence estimated at ~13% of total 2018 live births of 4.1MM – RBC Analyst report 10/18/18 27 Mild PPD Severe PPD 10% - 20% of moderate and severe PPD patients require hospitalization Moderate PPD

Systematic Evaluation of Ganaxolone Dosing Regimens for PPD 28 Part 1 Part 2 48-hour IV + 12-hour taper 6-hour IV + 900mg oral + Oral 675mg Oral 675mg/BID for 2 days then 1125 mg for 26 days Early onset of action Good safety Attractive efficacy Low Dose High Dose

IV Ganaxolone: Competitive Profile for Onset of Action, Safety/Tolerability and Ease of Administration 29 PART 1 48 hour plus 12 hour taper IV provided rapid onset of action that was durable through one month after stopping treatment Dose response observed Multiple efficacy scales (clinician- and patient-rated) are consistent with HAM-D17 reduction Data presented SOBP 2019 PART 2 6 hour IV followed by oral dosing provided rapid onset of action with clinically meaningful HAM-D17 reductions at 6 and 24 hours Multiple efficacy scales (clinician- and patient-rated) are consistent with HAM-D17 reduction, particularly in Per Protocol Population Mean HAM-D17 Change from Baseline 5.6 4.2 4.1

HAM-D17 Response and Remission Rates - ITT Population 30 Remission: HAM-D17 > 7 points Response: HAM-D17 decrease > 50% HAM-D17 Response Rates HAM-D17 Remission Rates

Amaryllis – Oral Dosing Showed Encouraging Decrease in HAM-D17 in High Dose Cohort 31 HAM-D17 Reduction Day 2 Day 15 Day 29 Low dose (675mg) 0.8 9.8 12.2 High dose (1125mg) 2.7 9.3 14.5

Favorable Safety Profile Across Regimens 01 Ganaxolone appeared safe and well-tolerated 02 Most common reported AEs were dizziness and sedation 03 No SAEs, no discontinuations due to a TRAE 04 Consistent with prior studies, no reports of syncope or loss of consciousness 32

Multiple Milestones 33 FDA EOP2 meeting for RSE 1Q 2020 CDD Phase 3 data Q3 2020 Initiate P3 in RSE Mid 2020

Orphan Drug protection (SE, CDD, PCDH19) 7 years US / 10 years EU IV formulations and methods of use applications filed patent life 2036 expected IV formulations containing exclusively in-licensed proprietary captisol product patent life 2033 Nanoparticle formulation patents issued in the US (e.g., # 7,858,609, #8,022,054), Australia, Canada, China, Israel, Japan, Mexico, New Zealand, Singapore, South Africa, & South Korea - patent life 2026 plus patent term restoration patent life 2026 plus patent term restoration (PTR) Synthesis patents issued in US, Australia, China, Europe, Japan, Mexico & New Zealand patent life 2030 NCE market exclusivity 5 years US / 10 years EU Patent Portfolio: Multiple Layers Of Protection 34

Ganaxolone’s Potential to Offer Continuity of Care Status Epilepticus, Pediatric Seizure Disorders, Postpartum Depression Attractive orphan indications & large market indications Significant unmet medical need – no or few treatment options Targeted patient populations – understood dysfunctional GABA system IV to convenient oral – continuity of treatment from hospital to outpatient transition New MOA, Differentiated, Convenient Dosing, Targeted CNS Therapy 35

Thank You